SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED



                       Date of Report: September 16, 1996



                           NATIONAL DATACOMPUTER, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       0-15885                    04-2942832
(State or Other Jurisdiction          (Commission                (IRS Employer
     of Incorporation)                File Number)               Identification
                                                                     Number)



         900 Middlesex Turnpike, Bldg. 5, Billerica, Massachusetts 01821
         ---------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (508) 663-7677
                                 --------------
               (Registrant's Telephone Number Including Area Code)










                                TABLE OF CONTENTS

                                    FORM 8-K

                                  July 12, 1996



                  Item                                                 Page
                  ----                                                 ----

Item 5.           Other Events                                           1

Item 7.           Exhibits                                               2

Signatures                                                              15







                                       -i-






ITEM 5.           OTHER EVENTS

         On April 26, 1996, the Registrant raised $3,000,000 through a private equity placement involving the issuance of 3,000 shares of Series B Convertible Preferred Stock.

         On June 28, 1996, the Registrant raised $1,200,000 through a private equity placement involving the issuance of 1,200 shares of Series B Convertible Preferred Stock.


ITEM 7.           EXHIBITS

4(a)     Statement of Designation of Series B Convertible Preferred Stock.

4(b)     Certificate  of Increase of Shares  Designated  as Series B Convertible
Preferred Stock



                                        1




                                                                    EXHIBIT 4(a)

                            STATEMENT OF DESIGNATION

                                       OF

                      SERIES B CONVERTIBLE PREFERRED STOCK

                           NATIONAL DATACOMPUTER, INC.



         NATIONAL DATACOMPUTER, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter the "Corporation"), DOES HEREBY CERTIFY:

         That by unanimous written consent, dated April 19, 1996, the directors of the Corporation adopted the following resolution setting forth the designations, powers, preferences and rights of its Series B Convertible Preferred Stock:

         RESOLVED:         That the designations, powers, preferences and rights
                           of the Series B Convertible Preferred Stock be, and hereby are, as set forth below:

         1. NUMBER OF SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK. Of the 50,000 shares of authorized and unissued Preferred Stock, $.001 par value per share ("Preferred Stock") of the Corporation, three thousand (3,000) shares shall be designated and known as "Series B Convertible Preferred Stock."

         2. VOTING.

            (a) Each holder of outstanding shares of Series B Convertible Preferred Stock at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration shall be entitled to the number of votes equal to the number of whole shares of Common Stock, as hereinafter defined, into which the shares of Series B Convertible Preferred Stock held by such holder are convertible on the record date established for such meeting. Except as provided by law, by the provisions of Subparagraph 2(b) below, or by the provisions establishing any other series of Preferred Stock, holders of Series B Convertible Preferred Stock shall vote together with the holders of all other classes and series of securities of the Corporation as a single class.

            (b)  The   Corporation   shall  not  amend,   alter  or  repeal  the
preferences, special rights or other powers of the Series B Convertible Preferred Stock so as to affect adversely the Series B Convertible Preferred Stock, without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock to be affected by amendment, alteration or repeal, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock with preference or priority over the Series B Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the designated class of Series B Convertible Preferred Stock, and the authorization or issuance of any series of Preferred Stock on a parity with Series B Convertible Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series B Convertible Preferred Stock. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class.

         3. DIVIDENDS.

            (a) The holders of shares of Series B Convertible Preferred Stock shall be entitled to receive, before any cash dividend shall be declared and paid upon or set aside for the Common Stock in any fiscal year of the Corporation, only when, as and if declared by the Board of Directors of the Corporation out of the funds legally available for that purpose, dividends payable in cash or Common Stock in an amount per share for such fiscal year equal to the product of (i) the per share amount, if any, of the cash dividend declared, paid or set aside for the Common Stock during such fiscal year, multiplied by (ii) the number of whole shares of Common Stock into which each such share of Series B Convertible Preferred Stock is then convertible as determined by Paragraph 7 below.

            (b) The Corporation shall not declare or pay any dividends or any other distributions of property or assets on shares of Common Stock, other than dividends payable solely in cash or Common Stock, without the prior written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock given in writing or by vote at a meeting, voting as a single class.

         4. ADDITIONAL PAYMENTS.

            (a) In addition to any dividends for which holders of shares of Series B Convertible Preferred Stock shall be entitled to receive pursuant to Subparagraph 3(a) above, holders of shares of Series B Convertible Preferred Stock shall be entitled to receive interest equal to eight percent (8%) per annum of the stated value (the "Stated Value") of such Series B Convertible Preferred Stock. The Stated Value for all of the shares of Series B Convertible Preferred Stock as of the Original Issuance Date (defined below) is $3,000,000 (the "Original Aggregate Stated Value") and the Stated Value of each share of Series B Convertible Preferred Stock is $1,000. Such interest shall accrue from the Original Issuance Date, and shall be payable, in cash or Common Stock, on a quarterly basis, as described in Subparagraph 4(b) below, commencing with the Corporation's fiscal quarter ending June 30, 1996. In the event that the Corporation decides to make payment of such interest in Common Stock, the amount of shares of Common Stock to be issued to make such payment shall be that number of shares equal to (i) the amount of interest due and payable, divided by (ii) the Average Closing Price (defined in Subparagraph 7(a) below) of the Common Stock, as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" during the ten trading days immediately preceding the date of delivery to the holders of the Series B Convertible Preferred Stock of the Common Stock as required by Subparagraph 4(b) as payment for the interest due hereunder.

            (b) Interest hereunder shall accrue and be calculated and payable with respect to (i) those shares of Series B Convertible Preferred Stock that remain issued and outstanding at the end of each of the Corporation's fiscal quarters (ii) and any shares of Series B Convertible Preferred Stock that are converted during a fiscal quarter for which interest is calculated and paid. With respect to those shares of Series B Convertible Preferred Stock that remain issued and outstanding at the end a fiscal quarter, interest shall be calculated based on the Stated Value of such remaining issued and outstanding shares of Series B Convertible Preferred Stock as set forth in the Corporation's Annual Reports on Form 10-K(SB) or Quarterly Reports on Form 10-Q(SB) to be filed with the Securities and Exchange Commission ("SEC"). With respect to any shares of Series B Convertible Preferred Stock that are converted during a fiscal quarter, interest shall be calculated based on the Stated Value of such shares up to and including the Conversion Date (defined in Subparagraph 7(f)).

            (c) Payment of interest due hereunder with respect to those shares of Series B Convertible Preferred Stock that remain issued and outstanding at the end of each of the Corporation's fiscal quarters shall be made within 15 business days after the filing with the SEC of the applicable report. Payment of interest due hereunder with respect to any shares of Series B Convertible Preferred Stock that are converted during a fiscal quarter shall be calculated and made within 30 days of the Conversion Date of such shares. Payment of interest upon such converted shares of Series B Convertible Preferred Stock shall be accompanied by the Company's calculation of the interest.

            (d) With respect to the payment of interest due hereunder upon those shares of Series B Convertible Preferred Stock that remain issued and outstanding at the end of a fiscal quarter, the Corporation shall notify the holders of the Series B Convertible Preferred Stock in writing not less than 10 days prior to the end of such fiscal quarter of whether the Corporation shall pay the interest due hereunder in cash or Common Stock. With respect to the payment of interest due hereunder upon those shares of Series B Convertible
Preferred Stock that are converted during a fiscal quarter, the Corporation shall notify the holders of the Series B Convertible Preferred Stock in writing not less than 10 days after the Conversion Date whether the Corporation shall pay the interest due hereunder in cash or Common Stock.

         5. LIQUIDATION. In the event of a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the holders of shares of Series B Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation legally available for distribution to holders of its capital stock, before any payment or distribution shall be made to holders of Common Stock or any other class of stock ranking junior to Series B Convertible Preferred Stock, an amount per share equal to the Stated Value of such shares of Series B Convertible Preferred Stock plus all dividends which have accrued and are unpaid and therefore are in arrears. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series B Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series B Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series B Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series B Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series B Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the liquidation payments and the place where said liquidation payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 10 days prior to the payment date stated therein, to the holders of record of Series B Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series B Convertible Preferred Stock.

         6. RESTRICTIONS. At any time when shares of Series B Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Corporation's Certificate of Incorporation, as amended, without the approval of the holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series B Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or increase the authorized amount of the Series B Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series B Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation; or create or authorize any obligation or security convertible into shares of Series B Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Corporation's Certificate of Incorporation or by merger, consolidation or otherwise.

         7. OPTIONAL CONVERSION. The holders of shares of Series B Convertible Preferred Stock shall have the following conversion rights:

            (a) Right to Convert; Conversion Price. Subject to the terms, conditions, and restrictions of this Paragraph 7, the holder of any share or shares of Series B Convertible Preferred Stock shall have the right to convert each such share of Series B Convertible Preferred Stock (except that upon any liquidation of the Corporation, the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series B Convertible Preferred Stock) into an amount of shares of Common Stock equal to the Stated Value of such share or shares of Series B Convertible Preferred Stock based upon (i) the average closing bid price of the Common Stock (the "Average Closing Price"), as reported by the Nasdaq SmallCap Market or in the so called "Pink Sheets," during the period of five trading days immediately preceding the date of conversion (the "Conversion Date"), after (ii) discounting the Average Closing Price by an amount equal to forty percent (40%) of the Average Closing Price to determine the conversion price (the "Conversion Price"). To illustrate, if the Average Closing Price on the Conversion Date is $2.00 and one-third (1/3) of the shares of Series B Convertible Preferred Stock are being converted, the Stated Value for which would be $1,000,000, then the Conversion Price shall be $1.20 per share of Common Stock ($2.00 x .60), whereupon the Stated Value of $1,000,000 of Series B Convertible Preferred Stock would entitle the holder thereof to convert one-third (1/3) of the shares of Series B Convertible Preferred Stock into 833,333 shares of Common Stock ($1,000,000 divided by $1.20 equals 833,333).

            (b) In no event shall the Conversion Price exceed $1.50 or be less than, except as set forth below in Subparagraph 7(c), $1.00 (the "Minimum Conversion Price"). To illustrate, if the Average Closing Price equals or exceeds $2.50, then the Conversion Price shall be $1.50. If the Average Closing Price equals or is less than $1.67, then the Conversion Price shall be $1.00.


            (c) Elimination of Minimum Conversion Price. In the event that at any time prior to March 31, 1999, the Corporation's Stockholders' Equity, as set forth in any of the Corporation's Annual Reports on Form 10-K(SB) or Quarterly Reports on Form 10-Q(SB) to be filed with SEC during such period, is less than $1,000,000, then the Minimum Conversion Price as applied to any future conversion into Common Stock of the Shares pursuant to Subparagraphs 7(a) and 7(b) shall be eliminated, and the Conversion Price shall be that price as determined in accordance with Subparagraph 7(a) without any minimum price in effect. In the event that the Minimum Conversion Price is eliminated pursuant to Subparagraph 7(c), then the Company shall not be required to issue the Bonus Warrants pursuant to Section 3.1 of that certain Regulation S Offshore Subscription Agreement by and between the Corporation and the holder(s) of the Series B Convertible Preferred Stock pursuant to which such shares were issued and the provisions of Section 3.1 of the Subscription Agreement with respect to the Bonus Warrants shall be null and void, and of no effect against the Corporation.

            (d) Restrictions on Conversion. The holder of any share or shares of Series B Convertible Preferred Stock may not convert any of such shares for a period of at least forty-four (44) calendar days following the date upon which the Series B Convertible Preferred Stock was originally issued (the "Original Issuance Date"), and thereafter may convert such shares only on the dates and in the amounts as follows: commencing on the 45th calendar day following the Original Issuance Date and continuing up to and including the 74th calendar day following the Original Issuance Date, the holder may convert up to one-third (1/3) of the Series B Convertible Preferred

Stock held by the holder on such date (i.e. - no more than $1,000,000 of the Stated Value of such shares of the Series B Convertible Preferred Stock); commencing on the 75th calendar day following the Original Issuance Date and continuing up to and including the 104th calendar day following the Original Issuance Date, the holder may convert up to two-thirds (2/3) of the Series B Convertible Preferred Stock held by the holder on such date (i.e. - no more than $2,000,000 of the Stated Value of such shares of Series B Convertible Preferred Stock); and commencing on the 105th calendar day following the Original Issuance Date and continuing thereafter, the holder may convert up to 100% of the Series B Convertible Preferred Stock held by the holder on such date (i.e. - the Original Aggregate Stated Value of all of the shares of Series B Convertible Preferred Stock.)

            (e) Notice of Conversion. The right of conversion shall be exercised by the holder thereof by giving written notice (the "Conversion Notice") to the Corporation that the holder elects to convert a specified number of shares of Series B Convertible Preferred Stock representing a specified Stated Value thereof into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Convertible Preferred Stock) at any time during its usual business hours on the date set forth in the Conversion Notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. The Conversion Notice shall include therein the Stated Value of shares of Series B Convertible Preferred Stock to be converted, and a calculation (i) of the Average Closing Price, (ii) the Conversion Price, and (iii) the number of shares of Common Stock to be issued in connection with such conversion. The Corporation shall have the right to review the calculations included in the Conversion Notice, and shall provide notice of any discrepancy or dispute therewith within three business days of the receipt thereof.

            (f) Issuance of Certificates; Time Conversion Effected. Promptly, but in no event more than ten business days, after the receipt of the Conversion Notice referred to in Subparagraph 7(e) and surrender of the certificate or certificates for the share or shares of Series B Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which such shares of Series B Convertible Preferred Stock are converted. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date (the "Conversion Date") on which such Conversion Notice shall have been received by the Corporation and the certificate and certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series B Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

            (g) Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series B Convertible Preferred Stock into Common Stock. In case the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to Subparagraph 7(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted.

            (h) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series B Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the conversion rights) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

            (i) Adjustments for Splits, Combinations,  etc. The Conversion Price
and the number of shares of Common Stock into which the Series B Convertible Preferred Stock shall be convertible shall be adjusted appropriately for stock splits, combinations, or other similar events (other than employee benefit plans and stock option plans for employees or consultants to the Company). Additionally, an adjustment will be made in the case of an exchange of Common Stock, consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the assets of the Company in order to enable the holder of Series B Convertible Preferred Stock to acquire the kind and the number of shares of stock or other securities or property receivable in such event by a holder of the Series B Convertible Preferred Stock of the number of shares that might otherwise have been purchased upon the conversion of the Series B Convertible Preferred Stock. No adjustment to the Conversion Price will be made for dividends (other than stock dividends), if any, paid on the Common Stock or for securities issued pursuant to exercise of the currently outstanding options, warrants, or options that may be granted or shares issued in connection with the acquisition of another business by the Company.

         8. MANDATORY CONVERSION.

            (a) Mandatory Conversion Date. If at March 31, 1999 (the "Mandatory Conversion Date"), there remains issued and outstanding any shares of Series B Convertible Preferred Stock, then the Corporation shall be entitled to require all (but not less than all) holders of shares of Series B Convertible Preferred Stock then outstanding to convert their shares of Series B Convertible Preferred Stock into shares of Common Stock at the then effective Conversion Price pursuant to Subparagraph 7(a). The Corporation shall provide written notice (the "Mandatory Conversion Notice") to the holders of shares of Series B Convertible Preferred Stock of such mandatory conversion. The Mandatory Conversion Notice shall include (i) the Stated Value of the shares of Series B Convertible Preferred Stock to be converted, (ii) the Conversion Price at March 31, 1999, and (iii) the number of shares of the Corporation's Common Stock to be issued upon such mandatory conversion at the then applicable Conversion Price. No Minimum Conversion Price shall be applicable to mandatory conversion of the Series B Convertible Preferred Stock pursuant to this Paragraph 8.

            (b) Surrender of Certificates. On or before the Mandatory Conversion Date, each holder of shares of Series B Convertible Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such Mandatory Conversion Notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled. On the Mandatory Conversion Rate, all rights with respect to the Series B Convertible Preferred Stock so converted, including the rights, if any, to receive notices and vote, will terminate. All certificates evidencing shares of Series B Convertible Preferred Stock that are required to be surrendered for conversion in accordance with the provisions hereof, from and after the Mandatory Conversion Date, shall be deemed to have been retired and cancelled and the shares of Series B Convertible Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action as may be necessary to reduce the authorized Series B Convertible Preferred Stock accordingly.

         9. REDEMPTION OF SERIES B CONVERTIBLE PREFERRED STOCK.

            (a) Right to Redeem Series B Convertible Preferred Stock. At any time, and from time to time, on and after the expiration of the restrictions of conversion contained in Subparagraph 7(d), if the closing bid price of the Company's Common Stock as reported by the Nasdaq SmallCap Market or in the "Pink Sheets" equals or exceeds $5.00 for 20 consecutive trading days, then the Corporation may, in its sole discretion, but shall not be obligated to, redeem, in whole or in part, the then issued and outstanding shares of Series B Convertible Preferred Stock, at a price of $1,000 per share of such Series B Convertible Preferred Stock (the "Redemption Price"), subject to adjustment as provided in Paragraph 7.

            (b) Notice of Redemption. The Corporation shall provide each holder of record of the Series B Convertible Preferred Stock with written notice of redemption (the "Redemption Notice") not less than 30 days prior to any date stipulated by the Corporation for the redemption of the Series B Convertible Preferred Stock (the "Redemption Date"). The Redemption Notice shall contain (i) the Redemption Date, (ii) the number of shares of Series B Convertible Preferred Stock to be redeemed from the holder to whom the Redemption Notice is delivered,
(iii) instructions for surrender to the Corporation of the certificate or certificates representing the shares of Series B

Convertible Preferred Stock to be redeemed, and (iv) instructions as to how to specify to the Corporation the number of shares of Series B Convertible Preferred Stock to be redeemed as provided in this Paragraph 9, and the number of shares of Series B Convertible Preferred Stock to be converted into Common Stock pursuant to Paragraph 7.

            (c) Right to Convert Series B Convertible Preferred Stock upon Receipt of Redemption Notice. Upon receipt of the Redemption Notice, the recipient thereof shall have the option, at is sole election, to specify what portion of the Series B Convertible Preferred Stock called for redemption in the Redemption Notice shall be redeemed as provided in this Paragraph 8 or converted into Common Stock in the manner provided in Paragraph 7. If the holder of the Series B Convertible Preferred Stock called for redemption elects to convert such shares, then such conversion shall take place on the Redemption Date, in accordance with the terms of Paragraph 7.

            (d) Surrender of Certificates; Payment of Redemption Price. On or before the Redemption Date, each holder of the shares of Series B Convertible Preferred Stock to be redeemed shall surrender the required certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and upon the Redemption Date, the Redemption Price for such shares shall be paid by the Corporation via check to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each such surrendered certificate shall be canceled and retired. If a certificate is surrendered and all the shares evidenced thereby are not being redeemed, the Corporation shall issue new certificates to be registered in the names of the person(s) whose name(s) appear(s) as the owners on the respective surrendered certificates and deliver such certificate to such person(s).

            (e) Deposit of Redemption Price. On the Redemption Date in respect to any shares of Series B Convertible Preferred Stock, or prior thereto, the Corporation shall deposit with any bank or trust company (the "Depository") having a capital and surplus of at least $50,000,000, a sum equal to (i) the aggregate Redemption Price of all such shares called for redemption, less (ii) the aggregate Redemption Price for those shares of Series B Convertible Preferred Stock in respect of which the Corporation has received notice from the holder thereof of its election, pursuant to Subparagraph 8(c), to convert shares of Series B Convertible Preferred Stock into Common Stock. The Corporation shall provide instructions and authority to the Depository to pay, on or after the Redemption Date, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit of the Redemption Price by the Corporation with the Depository shall constitute full payment for the shares of Series B Convertible Preferred Stock to be redeemed, and from and after that date of the deposit, the redeemed shares shall be deemed to be no longer issued and outstanding, and the holders thereof shall cease to be holders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the Depository payment of the Redemption Price, without interest, upon surrender of their certificates therefor. Any funds so deposited and unclaimed at the end of one year from the Redemption Date shall be released and delivered to the Corporation, after which the former holders of shares of Series B Convertible Preferred Stock called for redemption shall be entitled to receive payment of the Redemption Price in respect of their shares only from the Corporation.

         10. NOTICES. In case at any time:

            (a) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

            (b) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

            (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

            (d)  there  shall  be  a  voluntary  or   involuntary   dissolution,
liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex to non-U.S. residents, addressed to each holder of any shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 days' prior to written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         11. STOCK TO BE RESERVED. The Corporation, upon the effective date of this Statement of Designation, has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding shares of Series B Convertible Preferred Stock, assuming that the Minimum Conversion Price remains in effect. (The Corporation, under such circumstances would require to issue a maximum of 3,000,000 shares of Common Stock upon conversion of all of the outstanding shares of Series B Convertible Preferred Stock if all of such shares were converted at the Minimum Conversion Price). The Corporation shall use its best efforts to effect an amendment to its Certificate of Incorporation, as amended, such that there will be a sufficient number of shares of Common Stock available for issuance upon conversion of all of the outstanding shares of Series B Convertible Preferred Stock if the Minimum Conversion Price is eliminated pursuant to Subparagraph 7(c) above. Thereafter, the Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series B Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Convertible Preferred. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued. The Corporation will take all such action as may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series B Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation, as amended.

         12. NO REISSUANCE OF SERIES B CONVERTIBLE PREFERRED STOCK. Shares of Series B Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

         13. ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Series B Convertible Preferred Stock shall be made without charge to the holder thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Convertible Preferred Stock which is being converted.

         14. CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Series B Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series B Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

         15. DEFINITION OF COMMON STOCK. As used in this Statement of Designation, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, $.02 par value per share, as constituted on the date of filing of these terms of the Series B Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series B Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Subparagraph 7(h).

         16. AMENDMENTS. No provision of these terms of the Series B Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock.

         RESOLVED:                  That the  President  and  Secretary  be, and
                                    hereby  are,   authorized  and  directed  to
                                    execute and file a Statement of Designation with the Delaware Secretary of State.

         IN WITNESS HEREOF, the said National Datacomputer, Inc. has caused its corporate seal to be hereunto affixed and this Statement of Designation to be signed by Norman Mackinnon, its President and Secretary, this 19th day of April, 1996.

                                          NATIONAL DATACOMPUTER, INC.



                                       By: /s/ Norman Mackinnon
                                           ----------------------------------
                                           Norman Mackinnon
                                           President
/s/ Norman Mackinnon
- --------------------------
Norman Mackinnon
Secretary

[SEAL]

                                                                    EXHIBIT 4(b)

                             CERTIFICATE OF INCREASE

                                       OF

                                SHARES DESIGNATED

                                       AS

                      SERIES B CONVERTIBLE PREFERRED STOCK

         NATIONAL   DATACOMPUTER,   INC.  (the  "Corporation"),   a  corporation
organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         That the Certificate of Incorporation of said corporation was filed in the office of the Secretary of State of Delaware on December 17, 1986, a Certificate of Amendment was filed on April 15, 1987, a Certificate of Amendment was filed on October 17, 1994 and a Certificate of the Designations, Preferences and Rights of Series B Convertible Preferred Stock was filed in said office of the Secretary of State on April 25, 1996.

         That by unanimous written consent dated June 25, 1996, all of the directors and all of the Series B shareholders of the Corporation adopted a resolution authorizing and directing an increase in the number of shares designated as Series B Convertible Preferred Stock from three thousand (3,000) shares to four thousand two hundred (4,200) shares, in accordance with the provisions of section 151 of The General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the said NATIONAL DATACOMPUTER, INC. has caused this consent to be executed by its President this 26th day of June, 1996.


                                            /s/ Malcolm M. Bibby
                                            ---------------------------------
                                            Malcolm M. Bibby, Ph.D., President


                                       14






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NATIONAL DATACOMPUTER, INC.



                                                   By:  /s/ Malcolm M. Bibby
                                                       ------------------------
                                                        Malcolm M. Bibby, Ph.D.
                                                        President
Date: September 16, 1996


                                        15